UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 11, 2020

EVENTBRITE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38658	14-1888467
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
155 5th Street, 7th Floor
San Francisco, California 94103
(Address of principal executive offices) (Zip Code)

(415) 692-7779
(Registrant’s telephone number, include area code)
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.00001 per share	EB	New York Stock Exchange LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐

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If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

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Item 2.02. Results of Operations and Financial Condition.

On May 11, 2020, Eventbrite, Inc. issued a press release and a Shareholder Letter announcing its financial results for the quarter ended March 31, 2020. Copies of the press release and the Shareholder Letter are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

The information furnished pursuant to Item 2.02 of this Currenbusinet Report on Form 8-K, including Exhibits 99.1 and 99.2 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No. Description

99.1 Press Release titled “Eventbrite Announces First Quarter 2020 Financial Results,” dated May 11, 2020

99.2 Shareholder Letter for the Quarterly Period ended March 31, 2020

104.1 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 11, 2020 EVENTBRITE, INC.

        By: /s/ Julia Hartz
        Julia Hartz
        Chief Executive Officer

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